Exhibit 99.1

SECOND QUARTER 2022 FINANCIAL RESULTS

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by RH (“we,” “us,” “our” or the “Company”) on September 8, 2022 (the “Original 8-K”). The Original 8-K furnished a shareholder letter announcing the Company’s financial results for the second quarter ended July 30, 2022 as Exhibit 99.2 (the “Exhibit”).

We are correcting the Exhibit in order to furnish updated non-GAAP information and specifically to set forth certain modifications in how we determine the applicable adjusted tax rate for purposes of calculating non-GAAP adjusted net income and adjusted diluted net income per share for the three and six months ended July 30, 2022 as previously set forth in the Exhibit (collectively, the updated “Updated Non-GAAP Adjusted Net Income Information”).

We filed amended Quarterly Reports on Form 10-Q/A with the SEC on March 27, 2023 (collectively, the “10-Q Amendments”) in order to implement certain required restatements (collectively, the “Restatements”). The Restatements are limited to the calculation of basic and diluted net income per share, including the weighted-average shares used in the computation of the diluted net income per share.

The corrected Exhibit also reflects changes to the furnished financial information as a result of the Restatements.

Other than the changes described above to reflect the Updated Non-GAAP Adjusted Net Income Information and the Restatements, no other changes have been made to the Exhibit.

RETAIL GALLERY METRICS

(Unaudited)

We operated the following number of Galleries, Outlets and Showrooms:

	JULY 30, 2022	JULY 31, 2021
RH
Design Galleries(1)	28	25
Legacy Galleries	35	37
Modern Galleries	1	1
Baby & Child and TEEN Galleries	3	3
Total Galleries	67	66
Outlets(2)	39	38
Waterworks Showrooms	14	14
(1)	As of July 30, 2022 and July 31, 2021, fourteen and eleven of our Design Galleries included an integrated RH Hospitality experience, respectively.
(2)	Net revenues for outlet stores were $69 million for both the three months ended July 30, 2022 and July 31, 2021.

T-1	SECOND QUARTER 2022 FINANCIAL RESULTS

The following table presents RH Gallery and Waterworks Showroom metrics, and excludes Outlets:

	THREE MONTHS ENDED
	JULY 30, 2022		JULY 31, 2021
	COUNT	TOTAL LEASED SELLING SQUARE FOOTAGE	COUNT	TOTAL LEASED SELLING SQUARE FOOTAGE
		(in thousands)		(in thousands)
Beginning of period	81	1,254	82	1,162
RH Design Galleries:
San Francisco Design Gallery	1	42.1	—	—
Dallas Design Gallery	—	—	1	38.0
RH Modern Galleries:
Dallas RH Modern Gallery	—	—	(1)	(3.9)
RH Baby & Child and TEEN Galleries:
Santa Monica RH Baby & Child and TEEN Gallery	—	—	(1)	(7.3)
RH Legacy Galleries:
San Francisco legacy Gallery	(1)	(4.8)	—	—
Dallas legacy Gallery	—	—	(1)	(8.4)
End of period	81	1,291	80	1,180
Weighted-average leased selling square footage		1,286		1,183
% growth vs. same quarter last year		9%		4%

See the Company’s most recent Form 10-K and Form 10-Q filings for square footage definitions.

Total leased square footage as of July 30, 2022 and July 31, 2021 was approximately 1,737,000 and 1,580,000, respectively.

Weighted-average leased square footage for the three months ended July 30, 2022 and July 31, 2021 was approximately 1,728,000 and 1,588,000, respectively.

T-2	SECOND QUARTER 2022 FINANCIAL RESULTS

ESTIMATED DILUTED SHARES OUTSTANDING

(Shares outstanding in millions)

	ILLUSTRATIVE AVERAGE STOCK PRICES

	Q3 2022
Average stock price	$200	$250	$300	$350	$400	$450
Estimated adjusted diluted shares outstanding(1)	25.63	25.92	26.16	26.32	26.48	26.65

	Q4 2022
Average stock price	$200	$250	$300	$350	$400	$450
Estimated adjusted diluted shares outstanding(1)	25.68	25.98	26.21	26.38	26.53	26.71

	FISCAL 2022
Implied average stock price(2)	$259	$284	$309	$334	$359	$384
Estimated adjusted diluted shares outstanding(1)	26.37	26.52	26.64	26.72	26.80	26.89
(1)	The Q3 and Q4 2022 adjusted diluted shares outstanding include 0.033 million, 0.062 million, 0.082 million, 0.098 million and 0.110 million incremental shares at $250, $300, $350, $400 and $450 average share prices, respectively, due to dilution from the remaining convertible notes outstanding. There is immaterial dilution from the remaining convertible senior notes outstanding at the $200 average share price for Q3 and Q4 2022. The fiscal 2022 adjusted diluted shares outstanding include 0.121 million, 0.137 million, 0.152 million, 0.162 million, 0.170 million and 0.176 million incremental shares at $259, $284, $309, $334, $359 and $384 average share prices, respectively, due to dilution from the convertible notes and warrant agreements through the termination dates of the related bond hedge contracts in the first quarter of fiscal 2022.
(2)	The implied fiscal 2022 average stock price is calculated by averaging (1) the actual average share price of $365.86 for the three months ended April 30, 2022, (2) the actual average share price of $271.73 for the three months ended July 30, 2022 and (3) an estimated average stock price for the remainder of fiscal 2022, as noted above.

Note: The table above is intended to demonstrate the impact stock prices could have on our adjusted diluted shares outstanding due to 1) additional in-the-money options, 2) the higher cost of acquired shares under the treasury stock method and 3) dilution resulting from the outstanding convertible senior notes. The table above includes the impact of the repurchase of 1,000,000 shares of our common stock during the three months ended July 30, 2022 under our Share Repurchase Program; however, it does not include the potential impact of future repurchases under such plan.

For adjusted dilution purposes, we will incur dilution above the strike prices of the the $335 million aggregate principal amount of convertible senior notes that were issued in June 2018 (the “2023 Notes”) and the $350 million aggregate principal amount of convertible senior notes that were issued in September 2019 (the “2024 Notes”) of $193.65 and $211.40, respectively.

The calculation also includes assumptions around the timing and number of options exercises. Actual diluted shares outstanding may differ if actual exercises differ from estimates. The stock option awards outstanding for RH’s Chairman and CEO are included in all of the adjusted diluted shares outstanding scenarios above based on the exercise prices of $75.43, $50.00 and $385.30 for the July 2013, May 2017 and October 2020 grants, respectively.

T-3	SECOND QUARTER 2022 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	THREE MONTHS ENDED				SIX MONTHS ENDED
	JULY 30, 2022	% OF NET REVENUES	JULY 31, 2021	% OF NET REVENUES	JULY 30, 2022	% OF NET REVENUES	JULY 31, 2021	% OF NET REVENUES
	(restated)				(restated)
	(in thousands, except per share amounts)
Net revenues	$991,620	100.0%	$988,859	100.0%	$1,948,912	100.0%	$1,849,651	100.0%
Cost of goods sold	468,402	47.2	501,183	50.7	927,111	47.6	954,998	51.6
Gross profit	523,218	52.8	487,676	49.3	1,021,801	52.4	894,653	48.4
Selling, general and administrative expenses	288,804	29.2	238,688	24.1	582,099	29.8	457,777	24.8
Income from operations	234,414	23.6	248,988	25.2	439,702	22.6	436,876	23.6
Other expenses
Interest expense—net	26,264	2.6	13,581	1.4	47,119	2.5	26,889	1.4
Loss on extinguishment of debt	23,462	2.4	3,166	0.3	169,578	8.7	3,271	0.2
Other expense—net	3,195	0.3	—	—	2,852	0.1	—	—
Total other expenses	52,921	5.3	16,747	1.7	219,549	11.3	30,160	1.6
Income before income taxes and equity method investments	181,493	18.3	232,241	23.5	220,153	11.3	406,716	22.0
Income tax expense (benefit)	56,397	5.7	3,009	0.3	(107,029)	(5.5)	44,733	2.4
Income before equity method investments	125,096	12.6	229,232	23.2	327,182	16.8	361,983	19.6
Share of equity method investments losses	(2,821)	(0.3)	(2,486)	(0.3)	(4,196)	(0.2)	(4,581)	(0.3)
Net income	$122,275	12.3%	$226,746	22.9%	$322,986	16.6%	$357,402	19.3%
Weighted-average shares used in computing basic net income per share	24,475,373		21,166,638		23,541,955		21,084,941
Basic net income per share	$5.00		$10.71		$13.72		$16.95
Weighted-average shares used in computing diluted net income per share	26,934,914		31,979,098		27,371,500		31,594,555
Diluted net income per share	$4.54		$7.09		$11.80		$11.31

T-4	SECOND QUARTER 2022 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	JULY 30,	JANUARY 29,
	2022	2022

	(in thousands)
ASSETS
Cash and cash equivalents	$2,085,081	$2,177,889
Merchandise inventories	859,078	734,289
Other current assets	307,159	179,264
Total current assets	3,251,318	3,091,442
Property and equipment—net	1,554,880	1,227,920
Operating lease right-of-use assets	540,396	551,045
Goodwill and intangible assets	214,908	214,261
Equity method investments	98,135	100,810
Deferred tax assets and other non-current assets	171,810	354,992
Total assets	$5,831,447	$5,540,470
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Accounts payable and accrued expenses	$376,132	$442,379
Convertible senior notes due 2023—net	1,704	9,389
Convertible senior notes due 2024	—	3,600
Deferred revenue and customer deposits	390,710	387,933
Other current liabilities	190,357	220,457
Total current liabilities	958,903	1,063,758
Asset based credit facility	—	—
Term loan B—net	1,944,870	1,953,203
Term loan B-2—net	469,546	—
Convertible senior notes due 2023—net	—	59,002
Convertible senior notes due 2024—net	41,668	184,461
Non-current operating lease liabilities	527,445	540,513
Non-current finance lease liabilities	661,001	560,550
Other non-current obligations	7,770	8,706
Total liabilities	4,611,203	4,370,193
Stockholders’ equity	1,220,244	1,170,277
Total liabilities and stockholders’ equity	$5,831,447	$5,540,470

T-5	SECOND QUARTER 2022 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	SIX MONTHS ENDED
	JULY 30,	JULY 31,
	2022	2021

	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$322,986	$357,402
Adjustments to reconcile net income to net cash provided by operating activities:
Non-cash operating lease cost and finance lease interest expense	52,152	48,298
Depreciation and amortization	51,728	46,556
Stock-based compensation expense	23,538	25,431
Loss on extinguishment of debt	169,578	3,271
Asset impairments	8,154	7,354
Other non-cash items	11,873	13,164
Change in assets and liabilities:
Merchandise inventories	(124,958)	(101,641)
Prepaid expenses and other current assets	(153,471)	(57,919)
Landlord assets under construction—net of tenant allowances	(32,460)	(43,352)
Deferred revenue and customer deposits	2,911	116,492
Other changes in assets and liabilities	(139,515)	(98,338)
Net cash provided by operating activities	192,516	316,718
CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(62,558)	(82,138)
Equity method investments	(1,520)	(1,939)
Net cash used in investing activities	(64,078)	(84,077)
CASH FLOWS FROM FINANCING ACTIVITIES
Net borrowings under term loans	490,000	—
Repayment under convertible senior notes repurchase obligation	(395,372)	—
Debt issuance costs	(27,646)	(3,634)
Repayments of convertible senior notes	(13,048)	(28,111)
Proceeds from termination of convertible senior note hedges	231,796	—
Payments for termination of common stock warrants	(390,934)	—
Repurchases of common stock—including commissions	(254,731)	—
Proceeds from exercise of stock options	152,041	25,979
Other financing activities	(16,262)	(37,202)
Net cash used in financing activities	(224,156)	(42,968)
Effects of foreign currency exchange rate translation	(440)	92
Net increase (decrease) in cash and cash equivalents and restricted cash equivalents	(96,158)	189,765
Cash and cash equivalents and restricted cash equivalents
Beginning of period—cash and cash equivalents	2,177,889	100,446
Beginning of period—restricted cash equivalents (acquisition related escrow deposits)	3,975	6,625
Beginning of period—cash and cash equivalents	$2,181,864	$107,071

End of period—cash and cash equivalents	2,085,081	291,461
End of period—restricted cash equivalents (acquisition related escrow deposits)	625	5,375
End of period—cash and cash equivalents and restricted cash equivalents	$2,085,706	$296,836

T-6	SECOND QUARTER 2022 FINANCIAL RESULTS

CALCULATION OF FREE CASH FLOW

(Unaudited)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	JULY 30,	JULY 31,	JULY 30,	JULY 31,
	2022	2021	2022	2021

	(in thousands)
Net cash provided by operating activities	$56,567	$125,843	$192,516	$316,718
Capital expenditures	(33,194)	(31,887)	(62,558)	(82,138)
Free cash flow(1)	$23,373	$93,956	$129,958	$234,580
(1)	Free cash flow is net cash provided by operating activities less capital expenditures. Free cash flow for the three and six months ended July 31, 2021 includes the effect of $4.8 million and $5.1 million, respectively, relating to the portion of repayments of convertible senior notes attributable to debt discount upon settlement (such portion of the debt settlement reduces net cash provided by operating activities in the reported period). We adopted ASU 2020-06 as of the first quarter of fiscal 2022. No amortization of the debt discounts were recognized during the three or six months ended July 30, 2022, since we recombined the previously outstanding equity component of the 2023 Notes and 2024 Notes upon the adoption of ASU 2020-06, which resulted in an increase in the balance of convertible debt outstanding.

Free cash flow is a non-GAAP financial measure and is included in this press release because we believe that this measure provides useful information to our senior leadership team and investors in understanding the strength of our liquidity and our ability to generate additional cash from our business operations. Free cash flow should not be considered in isolation or as an alternative to cash flows from operations calculated in accordance with GAAP, and should be considered alongside our other liquidity performance measures that are calculated in accordance with GAAP, such as net cash provided by operating activities and our other GAAP financial results. Our senior leadership team uses this non-GAAP financial measure in order to have comparable financial results for the purpose of analyzing changes in our underlying business from quarter to quarter. Our measure of free cash flow is not necessarily comparable to other similarly titled measures for other companies due to different methods of calculation.

CALCULATION OF ADJUSTED CAPITAL EXPENDITURES

(Unaudited)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	JULY 30,	JULY 31,	JULY 30,	JULY 31,
	2022	2021	2022	2021

	(in thousands)
Capital expenditures	$33,194	$31,887	$62,558	$82,138
Landlord assets under construction—net of tenant allowances	20,312	29,774	32,460	43,352
Adjusted capital expenditures(1)	$53,506	$61,661	$95,018	$125,490
(1)	We define adjusted capital expenditures as capital expenditures from investing activities and cash outflows of capital related to construction activities to design and build landlord-owned leased assets, net of tenant allowances received during the construction period.

T-7	SECOND QUARTER 2022 FINANCIAL RESULTS

RECONCILIATION OF GAAP NET INCOME TO ADJUSTED NET INCOME

(Unaudited)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	JULY 30,	JULY 31,	JULY 30,	JULY 31,
	2022	2021	2022	2021

	(in thousands)
GAAP net income	$122,275	$226,746	$322,986	$357,402
Adjustments (pre-tax):
Employer payroll taxes on option exercise(1)	—	—	11,717	—
Non-cash compensation(2)	4,321	5,864	10,179	11,728
Asset impairments(3)	2,231	7,354	8,154	7,354
Professional fees(4)	285	—	7,469	—
Compensation settlements(5)	3,483	—	3,483	—
Recall accrual(6)	—	—	560	500
Reorganization related costs(7)	—	449	—	449
Other expenses:
Loss on extinguishment of debt(8)	23,462	3,166	169,578	3,271
(Gain) loss on derivative instruments—net(9)	1,453	—	(1,724)	—
Amortization of debt discount(10)	—	5,865	—	11,846
Subtotal adjusted items	35,235	22,698	209,416	35,148
Impact of income tax items(11) (modified)	3,732	(305)	(191,194)	(3,256)
Share of equity method investments losses(12)	2,821	2,486	4,196	4,581
Adjusted net income(13) (modified)	$164,063	$251,625	$345,404	$393,875
(1)	Represents employer payroll tax expense related to the option exercise by Mr. Friedman in the first quarter of fiscal 2022.
(2)	Represents the amortization of the non-cash compensation charge related to an option grant made to Mr. Friedman in October 2020.
(3)	Represents asset impairment related to property and equipment of Galleries under construction. The adjustments to the three and six months ended July 30, 2022 also include lease impairment of $1.0 million due to the early exit of a leased facility.
(4)	Represents professional fees contingent upon the completion of certain transactions related to the 2023 Notes and 2024 Notes, including bond hedge and warrant terminations and convertible senior notes repurchases.
(5)	Represents compensation settlements related to the Rollover Units and Profit Interest Units in the Waterworks subsidiary.
(6)	Represents accruals associated with product recalls.
(7)	Represents severance costs and related payroll taxes associated with reorganizations.
(8)	The adjustment for the three months ended July 30, 2022 represents a loss on extinguishment of debt related to the repurchase of $57 million of principal value of convertible senior notes, inclusive of the acceleration of amortization of debt issuance costs of $0.3 million. The adjustment for the six months ended July 30, 2022 represents a loss on extinguishment of debt related to the repurchase of $237 million of principal value of convertible senior notes, inclusive of the acceleration of amortization of debt issuance costs of $1.3 million. The adjustments for the three and six months ended July 31, 2021 represent the loss on extinguishment of debt for a portion of the 2023 Notes that were early converted at the option of the noteholders.
(9)	Represents net (gain) loss on derivative instruments resulting from certain transactions related to the 2023 Notes and 2024 Notes, including bond hedge and warrant terminations and convertible senior notes repurchases.

T-8	SECOND QUARTER 2022 FINANCIAL RESULTS

(10)	Prior to the adoption of ASU 2020-06, certain convertible debt instruments that may be settled in cash on conversion were required to be separately accounted for as liability and equity components of the instrument in a manner that reflected the issuer’s non-convertible debt borrowing rate. Accordingly, in accounting for GAAP purposes through fiscal 2021 for the 2023 Notes and the 2024 Notes, we separated the 2023 Notes and 2024 Notes into liability (debt) and equity (conversion option) components and we amortized as debt discount an amount equal to the fair value of the equity components as interest expense on the 2023 Notes and 2024 Notes over their expected lives. The equity components represented the difference between the proceeds from the issuance of the 2023 Notes and 2024 Notes and the fair value of the liability components of the 2023 Notes and 2024 Notes, respectively. Amounts were presented net of interest capitalized for capital projects of $2.9 million and $5.6 million during the three and six months ended July 31, 2021, respectively. No amortization of the debt discounts were recognized during the three months ended July 30, 2022, since we recombined the previously outstanding equity component of the 2023 Notes and 2024 Notes upon the adoption of ASU 2020-06.
(11)	We exclude the GAAP tax provision and apply a non-GAAP tax provision based upon (i) adjusted pre-tax net income, (ii) the projected annual adjusted tax rate and (iii) the exclusion of material discrete tax items that are unusual or infrequent, such as tax benefits related to the option exercise by Mr. Friedman in the first quarter of fiscal 2022. The adjustments for the three and six months ended July 30, 2022 are based on adjusted tax rates of 24.3% and 19.6%, respectively. Our previously reported adjustments for the three and six months ended July 30, 2022 in our originally filed Form 8-K on September 8, 2022 were based on an adjusted tax rate of 0.0%.

The adjustments for the three and six months ended July 31, 2021 are based on adjusted tax rates of 1.3% and 10.9%, respectively, which exclude the tax impact associated with our share of equity method investments losses.

(12)	Represents our proportionate share of the losses of our equity method investments.
(13)	Adjusted net income is a supplemental measure of financial performance that is not required by, or presented in accordance with, GAAP. We define adjusted net income as consolidated net income, adjusted for the impact of certain non-recurring and other items that we do not consider representative of our underlying operating performance. Adjusted net income is included in this press release because our senior leadership team believes that adjusted net income provides meaningful supplemental information for investors regarding the performance of our business and facilitates a meaningful evaluation of operating results on a comparable basis with historical results. Our senior leadership team uses this non-GAAP financial measure in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter.

T-9	SECOND QUARTER 2022 FINANCIAL RESULTS

RECONCILIATION OF DILUTED NET INCOME PER SHARE TO
ADJUSTED DILUTED NET INCOME PER SHARE

(Unaudited)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	JULY 30,	JULY 31,	JULY 30,	JULY 31,
	2022(1)	2021(2)	2022(3)	2021(2)
Diluted net income per share (restated)	$4.54	$7.09	$11.80	$11.31
Pro forma diluted net income per share(4) (modified)	$4.56	$7.65	$11.92	$12.17
Per share impact of adjustments (pre-tax)(5):
Loss on extinguishment of debt (modified)	0.87	0.10	6.26	0.11
Employer payroll taxes on option exercise	—	—	0.43	—
Non-cash compensation	0.16	0.20	0.38	0.40
Asset impairments	0.08	0.25	0.30	0.25
Professional fees	0.01	—	0.28	—
Compensation settlements	0.14	—	0.12	—
Recall accrual	—	—	0.02	0.02
Amortization of debt discount	—	0.20	—	0.40
(Gain) loss on derivative instruments—net	0.05	0.02	(0.06)	0.02
Subtotal adjusted items (modified)	1.31	0.77	7.73	1.20
Impact of income tax items(5) (modified)	0.14	(0.01)	(7.05)	(0.11)
Share of equity method investments losses(5)	0.11	0.07	0.15	0.15
Adjusted diluted net income per share(6) (modified)	$6.12	$8.48	$12.75	$13.41
(1)	For the three months ended July 30, 2022, subsequent to the adoption of ASU 2020-06, for GAAP purposes, we incur dilution for the principal of the convertible notes assuming the if-converted method.
(2)	For the three and six months ended July 31, 2021, prior to the adoption of ASU 2020-06, for GAAP purposes, we incurred dilution above the lower strike prices of the 2023 Notes and 2024 Notes of $193.65 and $211.40, respectively. However, we excluded from our adjusted diluted shares outstanding calculation the dilutive impact of the convertible notes between $193.65 and $309.84 for the 2023 Notes and between $211.40 and $338.24 for our 2024 Notes, based on the bond hedge contracts that were in place and would deliver shares to offset dilution in these ranges. At stock prices in excess of $309.84 and $338.24, we incurred dilution related to the 2023 Notes and 2024 Notes, respectively, and we would have had an obligation to deliver additional shares in excess of the dilution protection provided by the bond hedges.
(3)	For GAAP purposes, for the six months ended July 30, 2022, we incur dilution for the principal of the convertible notes assuming the if-converted method. For non-GAAP purposes, our adjusted diluted shares outstanding calculation excludes (i) the dilutive impact of the principal value of the convertible notes since we have the intent and ability to settle the principal value of such notes in cash and (ii) the dilutive impact of the convertible notes between $193.65 and $309.84 for our 2023 convertible senior notes and between $211.40 and $338.24 for our 2024 convertible senior notes, based on the bond hedge contracts that were in place and would have delivered shares to offset dilution in these ranges through the termination date of such contracts in the first quarter of fiscal 2022. Consistent with GAAP dilution, our adjusted diluted shares outstanding calculation includes the dilutive impact of stock prices in excess of $309.84 for our 2023 convertible senior notes and $338.24 for our 2024 convertible senior notes through the termination dates of the related bond hedge contracts in the first quarter of fiscal 2022, as we would have had an obligation to deliver additional shares in excess of the dilution protection provided by the bond hedges.
(4)	Pro forma diluted net income per share for the three months ended July 30, 2022 is calculated based on GAAP net income and pro forma diluted weighted-average shares of 26,824,986, which excludes dilution of 109,928 shares related to the 2023 Notes and 2024 Notes. Pro forma diluted net income per share for the six months ended July 30, 2022 is calculated based on GAAP net income and pro forma diluted weighted-average shares of 27,096,365, which excludes dilution of 275,135 shares related to the 2023 Notes and 2024 Notes.

Pro forma diluted net income per share for the three months ended July 31, 2021 is calculated based on GAAP net income and pro forma diluted weighted-average shares of 29,657,589, which excludes dilution related to the 2023 Notes and 2024 Notes of 2,321,509 shares. Pro forma diluted net income per share for the six months ended July 31, 2021 is calculated based on GAAP net income and pro forma diluted weighted-average shares of 29,373,533, which excludes dilution of 2,221,022 shares related to the 2023 Notes and 2024 Notes.

T-10	SECOND QUARTER 2022 FINANCIAL RESULTS

(5)	Refer to table titled “Reconciliation of GAAP Net Income to Adjusted Net Income” and the related footnotes for additional information.
(6)	Adjusted diluted net income per share is a supplemental measure of financial performance that is not required by, or presented in accordance with, GAAP. We define adjusted diluted net income per share as consolidated net income, adjusted for the impact of certain non-recurring and other items that we do not consider representative of our underlying operating performance divided by our pro forma share count. Adjusted diluted net income per share is included in this press release because our senior leadership team believes that adjusted diluted net income per share provides meaningful supplemental information for investors regarding the performance of our business and facilitates a meaningful evaluation of operating results on a comparable basis with historical results. Our senior leadership team uses this non-GAAP financial measure in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter.

T-11	SECOND QUARTER 2022 FINANCIAL RESULTS

RECONCILIATION OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES TO
ADJUSTED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

(Unaudited)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	JULY 30,	JULY 31,	JULY 30,	JULY 31,
	2022	2021	2022	2021

	(dollars in thousands)
Selling, general and administrative expenses	$288,804	$238,688	$582,099	$457,777
Employer payroll taxes on option exercise(1)	—	—	(11,717)	—
Non-cash compensation(1)	(4,321)	(5,864)	(10,179)	(11,728)
Asset impairments(1)	(2,231)	(7,354)	(8,154)	(7,354)
Professional fees(1)	(285)	—	(7,469)	—
Compensation settlements(1)	(3,483)	—	(3,483)	—
Recall accrual(1)	—	—	(560)	(500)
Reorganizational related costs(1)	—	(449)	—	(449)
Adjusted selling, general and administrative expenses(2)	$278,484	$225,021	$540,537	$437,746
Net revenues	$991,620	$988,859	$1,948,912	$1,849,651
Selling, general and administrative expenses margin(3)	29.1%	24.1%	29.9%	24.7%
Adjusted selling, general and administrative expenses margin(3)	28.1%	22.8%	27.7%	23.7%
(1)	Refer to table titled “Reconciliation of GAAP Net Income to Adjusted Net Income” and the related footnotes for additional information.
(2)	Adjusted selling, general and administrative expenses is a supplemental measure of financial performance that is not required by, or presented in accordance with, GAAP. We define adjusted selling, general and administrative expenses as consolidated selling, general and administrative expenses, adjusted for the impact of certain non-recurring and other items that we do not consider representative of our underlying operating performance. Adjusted selling, general and administrative expenses is included in this press release because our senior leadership team believes that adjusted selling, general and administrative expenses provides meaningful supplemental information for investors regarding the performance of our business and facilitates a meaningful evaluation of operating results on a comparable basis with historical results. Our senior leadership team uses this non-GAAP financial measure in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter.
(3)	Selling, general and administrative expenses margin is defined as selling, general and administrative expenses divided by net revenues. Adjusted selling, general and administrative expenses margin is defined as adjusted selling, general and administrative expenses divided by net revenues.

T-12	SECOND QUARTER 2022 FINANCIAL RESULTS

RECONCILIATION OF NET INCOME TO OPERATING INCOME
AND ADJUSTED OPERATING INCOME

(Unaudited)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	JULY 30,	JULY 31,	JULY 30,	JULY 31,
	2022	2021	2022	2021

	(dollars in thousands)
Net income	$122,275	$226,746	$322,986	$357,402
Income tax expense (benefit)	56,397	3,009	(107,029)	44,733
Interest expense—net	26,264	13,581	47,119	26,889
Loss on extinguishment of debt	23,462	3,166	169,578	3,271
Share of equity method investments losses	2,821	2,486	4,196	4,581
Other expense—net	3,195	—	2,852	—
Operating income	234,414	248,988	439,702	436,876
Employer payroll taxes on option exercise(1)	—	—	11,717	—
Non-cash compensation(1)	4,321	5,864	10,179	11,728
Asset impairments(1)	2,231	7,354	8,154	7,354
Professional fees(1)	285	—	7,469	—
Compensation settlement(1)	3,483	—	3,483	—
Recall accrual(1)	—	—	560	500
Reorganizational related costs(1)	—	449	—	449
Adjusted operating income(2)	$244,734	$262,655	$481,264	$456,907
Net revenues	$991,620	$988,859	$1,948,912	$1,849,651
Operating margin(3)	23.6%	25.2%	22.6%	23.6%
Adjusted operating margin(3)	24.7%	26.6%	24.7%	24.7%
(1)	Refer to table titled “Reconciliation of GAAP Net Income to Adjusted Net Income” and the related footnotes for additional information.
(2)	Adjusted operating income is a supplemental measure of financial performance that is not required by, or presented in accordance with, GAAP. We define adjusted operating income as consolidated operating income, adjusted for the impact of certain non-recurring and other items that we do not consider representative of our underlying operating performance. Adjusted operating income is included in this press release because our senior leadership team believes that adjusted operating income provides meaningful supplemental information for investors regarding the performance of our business and facilitates a meaningful evaluation of operating results on a comparable basis with historical results. Our senior leadership team uses this non-GAAP financial measure in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter.
(3)	Operating margin is defined as operating income divided by net revenues. Adjusted operating margin is defined as adjusted operating income divided by net revenues. We are not able to provide a reconciliation of our adjusted operating margin financial guidance or other non-GAAP financial guidance to the corresponding GAAP measure without unreasonable effort because of the uncertainty and variability of the nature and amount of the non-recurring and other items that are excluded from such non-GAAP financial measures. Such adjustments in future periods are generally expected to be similar to the kinds of charges excluded from such non-GAAP financial measure in prior periods. The exclusion of these charges and costs in future periods could have a significant impact on our non-GAAP financial measures.

T-13	SECOND QUARTER 2022 FINANCIAL RESULTS

RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA

(Unaudited)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	JULY 30,	JULY 31,	JULY 30,	JULY 31,
	2022	2021	2022	2021

	(in thousands)
Net income	$122,275	$226,746	$322,986	$357,402
Depreciation and amortization	26,970	22,670	51,728	46,556
Interest expense—net	26,264	13,581	47,119	26,889
Income tax expense (benefit)	56,397	3,009	(107,029)	44,733
EBITDA(1)	231,906	266,006	314,804	475,580
Loss on extinguishment of debt(2)	23,462	3,166	169,578	3,271
Non-cash compensation(3)	10,736	10,124	23,538	25,431
Employer payroll taxes on option exercise(2)	—	—	11,717	—
Asset impairments(2)	2,231	7,354	8,154	7,354
Professional fees(2)	285	—	7,469	—
Share of equity method investments losses(2)	2,821	2,486	4,196	4,581
Compensation settlements(2)	3,483	—	3,483	—
Capitalized cloud computing amortization(4)	1,699	785	3,053	1,462
Other expense—net(5)	3,195	—	2,852	—
Recall accrual(2)	—	—	560	500
Reorganizational related costs(2)	—	449	—	449
Adjusted EBITDA(1)	$279,818	$290,370	$549,404	$518,628
Net revenues	$991,620	$988,859	$1,948,912	$1,849,651
EBITDA margin(6)	23.4%	26.9%	16.2%	25.7%
Adjusted EBITDA margin(6)	28.2%	29.4%	28.2%	28.0%
(1)	EBITDA and Adjusted EBITDA are supplemental measures of financial performance that are not required by, or presented in accordance with, GAAP. We define EBITDA as consolidated net income before depreciation and amortization, interest expense—net and income tax expense (benefit). Adjusted EBITDA reflects further adjustments to EBITDA to eliminate the impact of non-cash compensation, as well as certain non-recurring and other items that we do not consider representative of our underlying operating performance. EBITDA and Adjusted EBITDA are included in this press release because our senior leadership team believes that these metrics provide meaningful supplemental information for investors regarding the performance of our business and facilitate a meaningful evaluation of operating results on a comparable basis with historical results. Our senior leadership team uses these non-GAAP financial measures in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter. Our measures of EBITDA and Adjusted EBITDA are not necessarily comparable to other similarly titled captions for other companies due to different methods of calculation.
(2)	Refer to table titled “Reconciliation of GAAP Net Income to Adjusted Net Income” and the related footnotes for additional information.
(3)	Represents non-cash compensation related to equity awards granted to employees, including the non-cash compensation charge related to a fully vested option grant made to Mr. Friedman in October 2020.
(4)	Represents amortization associated with capitalized cloud computing costs.

T-14	SECOND QUARTER 2022 FINANCIAL RESULTS

(5)	The adjustments for the three and six months ended July 30, 2022 include losses of $1.7 million and $4.6 million, respectively, due to unfavorable exchange rate changes affecting foreign currency denominated transactions, primarily between the U.S. dollar as compared to Pound Sterling and Euro, as well as foreign exchange losses from the remeasurement of an intercompany loan with a U.K. subsidiary. Additionally, the adjustments for the three and six months ended July 30, 2022 include a loss on derivative instruments of $1.5 million and a net gain on derivative instruments of $1.7 million, respectively, resulting from the completion of certain transactions related to the 2023 Notes and 2024 Notes, including bond hedge and warrant terminations and convertible senior notes repurchases.
(6)	EBITDA margin is defined as EBITDA divided by net revenues. Adjusted EBITDA margin is defined as adjusted EBITDA divided by net revenues.

T-15	SECOND QUARTER 2022 FINANCIAL RESULTS

RECONCILIATION OF TRAILING TWELVE MONTHS NET INCOME

TO TRAILING TWELVE MONTHS EBITDA AND

TRAILING TWELVE MONTHS ADJUSTED EBITDA

(Unaudited)

TRAILING TWELVE MONTHS
JULY 30, 2022
(in thousands)
Net income	$654,130
Depreciation and amortization	101,194
Interest expense—net	85,177
Income tax benefit—net	(18,204)
EBITDA(1)	822,297
Loss on extinguishment of debt(2)	195,445
Non-cash compensation(3)	46,585
Employer payroll taxes on option exercise(4)	11,717
Asset impairments(5)	10,430
Share of equity method investments losses(6)	7,829
Professional fees(7)	7,469
Other expense—net(8)	5,630
Capitalized cloud computing amortization(9)	5,156
Compensation settlements(10)	3,483
Recall accrual(11)	2,000
Adjusted EBITDA(1)	$1,118,041
(1)	Refer to footnote (1) within table titled “Reconciliation of Net Income to EBITDA and Adjusted EBITDA.”
(2)	Represents a loss on extinguishment of debt related to convertible senior note transactions in the first and second quarters of fiscal 2022, as well as losses related to a portion of the 2023 Notes and 2024 Notes that were early converted at the option of the noteholders.
(3)	Represents non-cash compensation related to equity awards granted to employees, including the non-cash compensation charge related to a fully vested option grant made to Mr. Friedman in October 2020.
(4)	Represents employer payroll tax expense related to the option exercise by Mr. Friedman in the first quarter of fiscal 2022.
(5)	Represents asset impairment related to property and equipment of Galleries under construction and lease impairment due to the early exit of a leased facility.
(6)	Represents our proportionate share of the losses of our equity method investments.
(7)	Represents professional fees contingent upon the completion of certain transactions related to the 2023 Notes and 2024 Notes, including bond hedge and warrant terminations and convertible senior notes repurchases.
(8)	Includes exchange rate changes affecting foreign currency denominated transactions, as well as to foreign exchange losses from the remeasurement of an intercompany loan with a U.K. subsidiary. Additionally, includes net gains on derivative instruments resulting from the completion of certain transactions related to the 2023 Notes and 2024 Notes, including bond hedge and warrant terminations and convertible senior notes repurchases.
(9)	Represents amortization associated with capitalized cloud computing costs.
(10)	Represents compensation settlements related to the Rollover Units and Profit Interest Units in the Waterworks subsidiary.
(11)	Represents accruals associated with product recalls.

T-16	SECOND QUARTER 2022 FINANCIAL RESULTS

CALCULATION OF TOTAL DEBT, TOTAL NET DEBT

AND RATIO OF TOTAL NET DEBT TO

TRAILING TWELVE MONTHS ADJUSTED EBITDA

(Unaudited)

	JULY 30,	INTEREST
	2022	RATE(1)
	(dollars in thousands)
Asset based credit facility	$—	3.62%
Term loan B(2)	1,985,000	4.87%
Term loan B-2(2)	500,000	5.68%
Equipment promissory note(2)	2,215	4.56%
Convertible senior notes due 2023(2)	1,711	0.00%
Convertible senior notes due 2024(2)	41,904	0.00%
Notes payable for share repurchases	315	4.14%
Total debt	$2,531,145
Cash and cash equivalents	(2,085,081)
Total net debt	$446,064
Trailing twelve months adjusted EBITDA(3)	$1,118,041
Ratio of total net debt to trailing twelve months adjusted EBITDA(3)	0.4
(1)	The interest rates for the asset based credit facility, term loans, equipment promissory note and notes payable for share repurchases represent the weighted-average interest rates as of July 30, 2022.
(2)	Amounts exclude discounts upon original issuance and third party offering and debt issuance costs.
(3)	The ratio of total net debt to trailing twelve months adjusted EBITDA is calculated by dividing total net debt by trailing twelve months adjusted EBITDA. Refer to table titled “Reconciliation of Trailing Twelve Months Net Income to Trailing Twelve Months EBITDA and Trailing Twelve Months Adjusted EBITDA” and the related footnotes for definitions of EBITDA and adjusted EBITDA.

T-17	SECOND QUARTER 2022 FINANCIAL RESULTS